UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 30, 2010

SONOSITE, INC.
(Exact name of registrant as specified in its charter)

Washington	0-23791	91-1405022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21919 30th Drive S.E.
Bothell, Washington 98021-3904
(Address of principal executive offices, including zip code)

(425) 951-1200
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Entry into a Material Definitive Agreement.

On June 30, 2010, SonoSite, Inc., a Washington corporation (“SonoSite”), completed its purchase of all of the outstanding shares in the capital of VisualSonics Inc., a corporation organized under the laws of the Province of Ontario, Canada (“VisualSonics”) and VisualSonics became a wholly-owned subsidiary of SonoSite pursuant to the Share Purchase Agreement (the “Agreement”) entered into on May 26, 2010 by SonoSite, VisualSonics, certain shareholders of VisualSonics, and VenGrowth Private Equity Partners Inc. as the Shareholders’ Agent, as disclosed under Item 1.01 in SonoSite’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 28, 2010.

The total share purchase consideration was approximately $67.9 million net of cash and debt.  The Agreement contained customary representations, warranties and covenants.  The Agreement also required the VisualSonics shareholders to indemnify SonoSite for, among other things, breaches of VisualSonics’ representations, warranties and covenants contained in the Agreement.  In order to secure these indemnification obligations, approximately 12% of the consideration paid by SonoSite was placed in escrow for a period of 18 months from the closing, which may be extended for longer periods in certain circumstances.

The foregoing is intended only to be a summary of the Agreement and is qualified in its entirety by reference to the Agreement, a redacted copy of which is attached as Exhibit 2.1 hereto.  CONFIDENTIAL PORTIONS OF THE AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST OF EVEN DATE HEREWITH, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  THE REDACTED TERMS HAVE BEEN MARKED IN EXHIBIT 2.1 HERETO AT THE APPROPRIATE PLACES WITH THREE ASTERISKS [***].

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The financial statements required to be filed pursuant to Item 9.01(a) will be filed by an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)           Pro Forma Financial Information

The pro forma financial information required to be filed pursuant to Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)           Exhibits

Exhibit Number	Description
2.1
Redacted copy of the Share Purchase Agreement, dated May 26, 2010, by and among SonoSite, Inc., VisualSonics Inc., the Shareholders of VisualSonics Inc. and VenGrowth Private Equity Partners Inc. as the Shareholders’ Agent.  CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST OF EVEN DATE HEREWITH, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  THE REDACTED TERMS HAVE BEEN MARKED IN EXHIBIT 2.1 HERETO AT THE APPROPRIATE PLACES WITH THREE ASTERISKS [***].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Date: July 7, 2010	By:	/s/ Michael J. Schuh
Michael J. Schuh Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Share Purchase Agreement, dated May 26, 2010, by and among SonoSite, Inc., VisualSonics Inc., the Shareholders of VisualSonics Inc. and VenGrowth Private Equity Partners Inc. as the Shareholders’ Agent.  CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST OF EVEN DATE HEREWITH, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  THE REDACTED TERMS HAVE BEEN MARKED IN EXHIBIT 2.1 HERETO AT THE APPROPRIATE PLACES WITH THREE ASTERISKS [***].